LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Bond Fund and

Lord Abbett Emerging Markets Corporate Debt Fund (the “Funds”)

Supplement dated January 2, 2026 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Funds, each dated May 1, 2025, as supplemented

Liquidation of the Funds

On December 29, 2025, the Board of Directors of Lord Abbett Global Fund, Inc. approved plans of liquidation (the “Plans”) pursuant to which the Funds will be liquidated and dissolved. It is currently anticipated that the liquidations and dissolutions of the Funds will be completed on or about February 13, 2026 (the “Liquidation Date”). On or about the Liquidation Date, each Fund will distribute all of its remaining assets to shareholders of record as of the Liquidation Date in proportion to their holdings in the Funds in liquidation of their shares. This disposition will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made, the Funds’ expenses and liabilities have been paid or otherwise provided for as directed by the Plans, and the Funds have distributed to their shareholders of record the remaining proceeds in one or more liquidating distributions on the Liquidation Date as set forth in the Plans.

At any time before the Liquidation Date, shareholders may:

▪	Exchange their Fund shares for the same class of shares of another Lord Abbett Fund, provided that the exchange satisfies the investment minimum of the Fund selected;
▪	Redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under

“Purchases and Redemptions” in the prospectus; or

▪	Do nothing and receive their pro rata allocation of the Fund’s remaining assets

In connection with each Fund’s liquidation, the Funds no longer will accept purchase orders or exchange requests as of January 2, 2026.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAIs.

Please retain this document for your future reference.